SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 August 25, 1997
                Date of Report (Date of Earliest Event Reported)


     Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing Agreement dated as of June 1, 1997 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1997-3)


                       HEADLANDS MORTGAGE SECURITIES INC.
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                      333-16679-3               68-0397342
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                          Identification No.)

                  700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       OTHER EVENTS

              Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of its Mortgage Pass-Through Certificates, Series 1997-3 (the "Certificates").

              The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).    Exhibits

              10.1 Monthly Payment Date Statement distributed to
                    Certificateholders, dated August 25, 1997.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 29, 1997



                                   HEADLANDS MORTGAGE
                                   SECURITIES INC.



                                   By:  /s/ Gilbert J. MacQuarrie
                                        Gilbert J. MacQuarrie
                                        Vice President, Treasurer and Secretary
                                        (Principal Financial Officer and
                                        and Principal Accounting Officer)




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                                  EXHIBIT INDEX



Exhibit Number                                                    Page Number

10.1 Monthly Payment Date Statement distributed to
     Certificateholders, dated August 25, 1997..............................5